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                                                                    EXHIBIT 99.3

Analyst Presentation

        [MCI logo]                              [WorldCom logo]
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Introduction





                              Bernard J. Ebbers

                                President and
                           Chief Executive Officer

Introduction


                             Terms of the Merger

-        Definitive merger agreement

-        $51 WorldCom stock to MCI shareholders

-        BT class A receives $51 cash

-        Collar of $29 to $41

-        $37 B transaction

-        Purchase method of accounting

-        Approximately 20% accretive in 1999
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Introduction


                              Pricing Structure



                                               The Agreement
                                               incorporates a fixed price of $51
                                               within a band of prices for
                 [ Graph ]                     WorldCom of $29 to $41 and a
                                               floating price outside the band.

Introduction

                   Logic of Purchase Accounting Offer and
                         Cash Paid to Class A Holder


-        Removes overhang risk on WorldCom stock

-        Improves accretion within purchase accounting

-        Preserves economic flexibility

-        Minimizes number of shares issued
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Shareholders

                   Merger With MCI Compelling Benefits of
                           Merger for Shareholders

-        Immediately adds value for shareholders

-        Accretive from Day One

-        Leverages WorldCom's substantial investments in local business market

-        Generates significant synergies

-        Enhances potential for greater stock price performance

Synergies

                    Synergy Benefits Are Higher and More
                             Certain (Estimates)



 Timing                        Previous                    Revised

 1999                          $2,350M                     $2,500M+

 Five Year                     $15,000M+                   $20,000M+
Cumulative Synergies

         New data and analysis shows larger, more certain synergies





              Presentation contains forward-looking statements.
                          Actual results may vary.

BT/Concert

                      Relationship with British Telecom




                                -        Concert relationship with MCI continues

                 [ BT Logo ]    -        Exclusivity arrangement is
                                         discontinued after close

                                -        MCI WorldCom will continue to
                                         benefit from international
                                         assets of Concert

International Strategy

                           International Strategy


                 -        Facilities based, end-to-end managed services

                          -        Local access networks in key financial
                                   centers

                          - Long distance facilities where demand is strong

                          -        Cross border infrastructure (Gemini/Ulysses)

                 -        Focused on broadband requirements

                          -        Frame Relay/ATM

                          -        Internet backbone

                 - Integrated, full service communications service provider to business sector
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International Strategy

                   Currently in 27 Cities in 13 Countries
                               in Europe/Asia


                  -       Significant market share in UK and Germany

                  -       Infrastructure-based in 6 countries

                  -       International licenses in 5 countries outside U.S.

                  -       Operational in Hong Kong/Tokyo

                  -       Building the long haul networks

                  -       Growing at approx 100% per annum

                  -       Premier Internet Service Provider in Europe
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International Strategy

                A Leading Provider of Transatlantic Capacity


                  -       Currently owner on all major submarine cables

                  -       Building the Gemini System

                  -       30 gigabits

                  -       Ready for service in 6 months

                  -       Integrated marine and land based network

                  -       London to New York

                  -       Designed for Internet/data

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INTERNATIONAL STRATEGY

                            Ulysses Cable system

                 -        Leeds                 -  Helsinki

                 -        Manchester            -  Copenhagen

                 -        Liverpool             -  Hamburg

                 -        Birmingham            -  Berlin

                 -        Bristol               -  Hanover

                 -        London                -  Dusseldorf

                 -        Nottingham            -  Nuremberg

                 -        Calais                -  Frankfurt

                 -        Paris                 -  Munich

                 -        Bordeaux              -  Stuttgart

                 -        Lyon                  -  Geneva

                 -        Marseille             -  Zurich

                 -        Madrid                -  Torino

                 -        Barcelona             -  Milano

                 -        Brussels              -  Amsterdam

                 -        Oslo

                 -        Stockholm
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                               Bert C. Roberts
                                   Chairman
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Opportunity

                  Combination Creates a New Kind of Company

-        Best choice for shareholders, customers and employees

-        Ideal combination of assets

- Growth company pursuing best opportunities in long distance, local, data/internet and IT

-        Pro-competitive

-        First class team
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Opportunity

                      Combination Creates a New Kind of
                            Communications Company

-        More agile than competitors

-        Greater scale and global reach

-        Entrepreneurial culture

-        Strong opportunity for growth

-        Exciting future for employees

-        Workforce experienced in competitive marketplace

-        Advanced portfolio of product offerings
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Network Highlights

                       Network Statistics (Approximate)


                                                                                                   Brooks
                                                    WorldCom                 MCI                   Fiber                Combined
                                                    --------                 ---                   -----                --------
  Domestic Cities                                         62                   34                      45                    100
          (Fiber Networks)

  Local Route Miles                                    4,000                 3,000                  2,000                  9,000

  Long Distance Route Miles                           20,000                25,000                     --                 45,000

  International Route Miles                            5,000                    --                     --                  5,000

  Local Switches                                          42                    24                     22                     88

  Employees                                           15,000                55,000                  1,600                 71,600

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Network Highlights

                            Impact on U.S. Network


                              -       Substantially increases reach and capacity

                              -       MCImetro and Brooks Fiber will
                                      accelerate local city network
                                      deployment in secondary
                                      markets by one to two years

                              -       More than doubles domestic
                                      fiber system route miles from
                                      20,000 miles to 45,000 miles
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NETWORK HIGHLIGHTS

                           Combined Local Networks
                            (WorldCom/MCI/Brooks)





               [Map of U.S. cities in Operation or Development
                        for Combined Local Networks of
                             WorldCom/MCI/Brooks]
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Network Highlights

                     Owning the Right Networks (Combined)

         Long Distance (Domestic)

         -       45,000 route miles

         -       OC-48 and OC-192 plus Wave Division Multiplexing

         Local Access (MFS/MCI/Brooks Fiber)

         -       100 domestic local city networks

         -       70% of U.S. business market

         Internet (UUNET/MCI/CNS/ANS)

         -       OC-12 backbone

         -       Significant increase in capacity

         International (Gemini/Ulysses)

         -       Build/Expand 35 networks in key financial cities

         -       Build pan-European network and trans-Atlantic cable
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Product Highlights

                      Combination Increases Value-Added
                            Products and Services



                          - Adds leading information technology and systems integration platform


[ WorldCom and            -       Enhances scale and range of Internet
 offerings and MCI Logo]
                                  -       Added to CompuServe Intranet/Extranet
                                          expertise

                          -       Enhances full service bundled offerings
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Product Highlights

                      Combined Value-Added Products and
                              Services Portfolio



                 Data Networking           Telecommunication Service


         -       Public Internet            -       Long Distance

         -       Network and Systems        -       Local
                 Integration Services
                                            -       Wireless
         -       Intranets and VPN
                                            -       International
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Financial Highlights
                      Scott D. Sullivan Chief Financial
                                   Officer
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Financial Highlights





                   We continue to remain on track with the
                            current business plan.


                     Pending mergers only enhance results
                                going forward.

Financial Highlights

                     Combination Strengthens Position as
                            World Class Competitor



                                 -        1998 Proforma revenues more than $30 B


                 [ Graph ]       -        1998 Proforma EBITDA more than $7 B


                                 -        Approximately 20% accretive to
                                          WorldCom's EPS under purchase
                                          accounting



              Presentation contains forward-looking statements.
                           Actual results may vary.

Financial Highlights

                            Operating Cost Savings

                                                Anticipated Annual Savings
                                                     ($ in billions)

                                        1999                          2002
                                  ---------------------        ---------------------
                                 Previous       Revised        Previous      Revised
                                 --------       -------        --------      -------
 Core SG&A                         $1.0           $1.0           $1.3         $1.3

 MCI Local Savings                 $0.7           $0.5           $1.5         $1.2

 Domestic Line Costs               $0.6           $0.6           $1.3         $1.8

 International Line Costs          $0.1           $0.4           $0.3         $1.3
                                   ----           ----           ----         ----

                  Total            $2.4           $2.5           $4.4         $5.6
                                   ----           ----           ----         ----





              Presentation contains forward-looking statements.
                           Actual results may vary.

Financial Highlights

                         Capital Expenditure Savings

                                                Anticipated Annual Savings
                                                     ($ in billions)

                                         1999                         2002
                                   ---------------------      ---------------------
                                  Previous     Revised        Previous      Revised
                                  --------     -------        --------      -------
 L.D./Int'l/Internet                $0.8         $0.9           $1.2         $1.3

 Local                              $0.7         $0.7           $0.3         $0.3

 IT                                  --          $0.4            --          $0.4
                                     --          ----            --          ----
                  Total             $1.5         $2.0           $1.5         $2.0
                                    ----         ----           ----         ----





              Presentation contains forward-looking statements.
                           Actual results may vary.

Financial Highlights

                    Synergies Are Higher and More Certain



-        Overall estimates higher than earlier estimates

                 --      Core SG&A savings . . . . . . .flat

                 --      MCI local savings  . . . . .reduced

                 --      Line cost savings . . . . increased

                 --      Capex savings . . . . . . increased

-        Potential to achieve benefits sooner

-        Revenue benefits explored
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Financial Highlights

                       Cost Synergies Remain Reasonable

                    Pre-tax Cash Operating Cost Synergies
                 ($ in millions - Excludes potential revenue
                                  synergies)



                  Fiscal Year Ended December 31,

                    1999       2000      2001       2002
---------------------------------------------------------
 Previous          $2,350     $2,964    $3,770     $4,444

 Revised           $2,505     $3,567    $4,609     $5,596

As a % of combined       8%-10%             11%-12%
operating expenses



In addition:     Reduced capex lowers depreciation
                 Reduced cash cost lowers interest expense




              Presentation contains forward-looking statements.
                           Actual result may vary.

Financial Highlights

                     Non Cash Earnings Benefits (Purchase
                                 Accounting)



-        Purchase Accounting fair market valuation

-        R&D "write-down"




                        Combined impact reduces annual
                    depreciation and amortization by $360
                              million after tax
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Financial Highlights

                    Purchase Accounting EPS Impact
                           (Price $51.00)

                                  EPS Accretion 1999
                                  ------------------
                                                                           MCI
             WorldCom          No Revenue        With Revenue          % Ownership
               Price            Synergies          Synergies           of WorldCom
               -----            ---------          ---------           -----------
              $41.00              27%                33%                  41%

              $36.00              20%                25%                  44%

              $29.00               9%                13%                  50%




              Presentation contains forward-looking statements.
                           Actual results may vary.
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Financial Highlights

                    Potential Impact of Revenue Synergies





                                 1999
                           ($ in billions)
                           ---------------
 Revenue                        $1.00

 EBITDA                         $0.25


Over the next five years, revenue synergies potentially increase revenue growth rate by 1.5 to 2.0%
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Financial Highlights

                           Revenue Synergy Benefits


-        Combined MCI WorldCom Networks

         -       Long distance

         -       Local

         -       Internet

         -       International


-        Enhanced revenue per customer

         - Market MCI's extensive product offerings to combined customer base


-        Improved customer retention from greater product bundling
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Financial Highlights

                         Roadmap to Completing Merger




                                                                 Timing
                                                                 ------
 -        MCI and WorldCom shareholders approve merger            Q2/98

 -        WorldCom receives regulatory clearances                 Q2/98





              Presentation contains forward-looking statements.
                           Actual results may vary.

Financial Highlights

                                  Conclusion


                 More Value and Opportunity

                 -        Higher value today and in the future

                 -        Larger ownership in faster growth company

                 Superior Stock

                 -        Superior shareholder return history

                              -       53% annual return to investors (1989-1996)

                 Greater Identifiable Synergies

                 -        Reasonable at 8 - 12% of operating expenses

                 Track Record of Performance

                 -        Operating and financial

                 -        Delivering synergies
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                          [WorldCom logo]
[MCI logo]